UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 15, 2017

Date of report (date of earliest event reported)

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

75 State Street

Boston, MA 02109

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2017, LPL Financial LLC (“LPL”), an indirect wholly owned subsidiary of LPL Financial Holdings Inc. (the “Company”), entered into an asset purchase agreement (the “Agreement”) with National Planning Holdings, Inc. (“NPH”), and its four broker-dealer subsidiaries, SII Investments, Inc., National Planning Corporation, IFC Holdings, Inc. (d/b/a INVEST Financial Corporation), and Investment Centers of America, Inc. (collectively with NPH, the “Sellers”). Brooke Holdings LLC, the parent company of NPH, is a party to the Agreement solely for purposes of a limited guarantee of the Sellers’ obligations under the Agreement.

Pursuant to the Agreement, LPL has acquired certain assets and rights of the Sellers, including the Sellers’ business relationships with financial advisors who become affiliated with LPL and the goodwill related to such relationships. LPL and the Sellers have agreed to use their respective reasonable best efforts, and to take all actions reasonably necessary, to cause the transfer of the Sellers’ eligible financial advisors (the “Seller Representatives”) to LPL. LPL and the Sellers have also mutually agreed on plans and protocols related to the transfer of such Seller Representatives to LPL, including plans for the mass transfers of eligible securities licenses of Seller Representatives and bulk conversions of associated client assets during a conversion period ending on February 28, 2018 (the “Conversion Period”).

LPL paid $325 million to the Sellers at closing, which occurred on August 15, 2017, and has agreed to a potential contingent payment of up to $122.8 million (the “Contingent Payment”). The Contingent Payment would be payable following the conclusion of the Conversion Period and will be calculated based on the percentage of aggregate trailing twelve-month gross dealer concessions (“GDC”) in respect of Sellers’ client accounts that transfer to LPL during the Conversion Period. The Contingent Payment would be paid on an interpolated basis based on the percentage of transferred GDC between 72% and 93.5%. No Contingent Payment would be due in the event that the transferred GDC percentage is less than 72%.

The transactions contemplated by the Agreement have received approval from the Financial Industry Regulatory Authority, and the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired. The Agreement contains representations, warranties and covenants customary for transactions of this type.

A copy of the Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The description of the Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Agreement set forth in Exhibit 2.1. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, are not intended as statements of fact to be relied upon by shareholders or other security holders of the Company, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Company’s potential future levels of assets serviced, advisor headcount, growth, onboarding costs, and the Contingent Payment, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute forward-looking statements. These forward-looking statements are based on the Company’s historical performance and its plans, estimates and expectations as of August 15, 2017. The words “potential,” “anticipates,” “intends,” “believes,” “expects,” “may,” “plans,” “predicts,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future levels of assets serviced, results, plans, intentions or expectations expressed or implied by the Company will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause levels of assets serviced, actual financial or operating results, levels of activity, or the timing of events, to be materially different than those expressed or implied by forward-looking statements. In particular, the Company can provide no assurance that the assets reported as serviced by Seller Representatives will translate into assets serviced at LPL, or that Seller Representatives will join LPL. Important factors that could cause or contribute to such differences include: difficulties and delays in recruiting Seller Representatives and/or onboarding the clients or businesses of the Seller Representatives; the inability by the Company to sustain revenue and earnings growth or to fully realize revenue or expense synergies or the other expected benefits of the Agreement; disruptions of the Company’s business due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with its financial advisors and their clients, employees, other business partners or governmental entities; the inability to implement onboarding plans and other consequences associated with acquisitions; the choice by clients of the Seller Representatives not to open brokerage and/or advisory accounts at LPL and/or move their respective assets from the Sellers to a new account at LPL; changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of assets under custody; effects of competition in the financial services industry, including competitors’ success in recruiting Seller Representatives; and the other factors set forth in Part I, “Item 1A. Risk Factors” in the Company’s 2016 Annual Report on Form 10-K and any subsequent SEC filing. Except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, even if its estimates change, and should not be relied upon as representing the Company’s views as of any date subsequent to the date of August 15, 2017. Annualized, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 7.01	Regulation FD Disclosure.

On August 15, 2017, the Company issued a press release announcing entry into the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on August 16, 2017, the Company will be making a presentation relating to the transaction described above. A copy of the presentation, dated August 15, 2017, is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Asset Purchase Agreement, dated as of August 15, 2017 by and among LPL Financial LLC and National Planning Holdings, Inc., SII Investments, Inc., National Planning Corporation, IFC Holdings, Inc., Investment Centers of America, Inc. and Brooke Holdings LLC[1]

99.1	Press Release dated August 15, 2017 (“LPL Financial Announces the Purchase of National Planning Holdings”)

99.2	Presentation dated August 15, 2017 (“Purchase of National Planning Holdings, Inc.”)

[1]	Schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Matthew J. Audette
Name:	Matthew J. Audette
Title:	Chief Financial Officer

Dated: August 15, 2017